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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported) December 5, 1996



                         Commission File Number 0-21031


                              QUADRAMED CORPORATION
                            (A DELAWARE CORPORATION)
                  I.R.S. EMPLOYER IDENTIFICATION NO. 52-1992861




                     80 E. SIR FRANCIS DRAKE BLVD., SUITE 2A
                           LARKSPUR, CALIFORNIA 94939
                            TELEPHONE: (415)461-7725
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On December 5, 1996, QuadraMed Corporation, a Delaware corporation, (the "Company") through its wholly owned subsidiary InterMed Acquisition Corporation, a Delaware corporation, completed the acquisition and merger of InterMed Healthcare Systems Inc., a Delaware corporation ("InterMed"). The acquisition and merger were completed by means of an Acquisition Agreement and Plan of Merger dated December 2, 1996 (the "Acquisition Agreement"), pursuant to which the Company issued common stock and options to purchase its common stock in the aggregate of 316,287 shares, of which 29,108 shares of common stock have been placed into escrow subject to the satisfaction of all representations and warranties under the terms and conditions of the Acquisition Agreement, in exchange for all the outstanding capital stock of InterMed. The transaction will be accounted for as a pooling of interests. InterMed's stockholders include its officers, certain members of the Board of Directors and other outside individual investors in InterMed. The Company has had no prior relationship with InterMed, its officers, Board of Directors or other investors in InterMed.

The assets acquired consist primarily of accounts receivable, fixed assets and capitalized software development costs. Liabilities assumed consist primarily of vendor payables and two loans payable. The outstanding balances on the loans payable was $1,125,000 at September 30, 1996, and were repaid in full by the Company in December 1996.

InterMed provides client-server information systems to assist health care payors in managing administrative and financial transactions with providers. The Company plans to leverage its penetration in the provider market through InterMed's payor relationships. The Company intends to combine InterMed's operations with its own EDI products and services into a new EDI Services Division, which will be managed by former InterMed President, Kevin Arner, President of the new Division. The Division will focus specifically on health care EDI services, enabling technology and internet/intranet products.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

      (a)         Financial Statements of Business Acquired

                  1. The Financial Statements required for InterMed are not
                     required to be filed herewith pursuant to Article 3, Rule 3-05(b)(2)(i).

      (b)         Pro forma financial information

                  The Pro Forma financial information pursuant to Article 11 of Regulation S-X is not required to be filed herewith.

      (c)         Exhibits

                  2.4 Acquisition Agreement and Plan of Merger dated December 2,
                      1996, between QuadraMed Corporation and InterMed Acquisition Corporation, a wholly owned subsidiary of QuadraMed Corporation and InterMed Healthcare Systems Inc. and its Stockholders.

                  10.32 Employment Agreement with Kevin H. Arner, President of
                        EDI Services Division.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      By:  /s/ John V. Cracchiolo
                                         ----------------------------
                                      Name:  John V. Cracchiolo
                                      Title:  Executive Vice President
                                              and Chief Financial Officer



January 9, 1997
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                               INDEX OF EXHIBITS


2.4 Acquisition Agreement and Plan of Merger dated December 2, 1996, between QuadraMed Corporation and InterMed Acquisition Corporation, a wholly owned subsidiary of QuadraMed Corporation and InterMed Healthcare Systems Inc. and its Stockholders.

10.32 Employment Agreement with Kevin H. Arner, President of EDI Services Division.